UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement

INTEGRATED MANAGEMENT INFORMATION, INC.
(Name of registrant as Specified in its Charter)

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Integrated Management Information, Inc.
221 Wilcox Street, Suite A
Castle Rock, CO 80104

NOTICE OF STOCKHOLDER ACTION TAKEN BY WRITTEN CONSENT

 To our Stockholders:

NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Integrated management Information, Inc., a Colorado corporation (hereinafter the “Company,” “we,” “us” or “our”), has approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”) have executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting, approving an amendment to our Articles of Incorporation (our “Articles of Incorporation”), to change our name from “Integrated Management Information, Inc.” to “Where Food Comes From, Inc.”

The accompanying information statement (the “Information Statement”), which describes the proposed name change in more detail, and provides our stockholders with other important information, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Pursuant to the Colorado Revised Statutes, our Articles of Incorporation and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of a majority of the outstanding shares of our Common Stock is sufficient to approve the proposed name change. As such, the name change will be effected on or around November 15, 2012.

Your consent regarding the proposed name change is not required and is not being solicited in connection with this corporate action. The accompanying Information Statement will serve as notice pursuant to the Exchange Act of the approval by written consent of a majority of our stockholders with respect to the proposed name change. We will first mail the Information Statement to all of our stockholders on or around October 24, 2012 to stockholders of record as of August 14, 2012.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO
SEND US A PROXY. THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR
INFORMATION PURPOSES ONLY.

By Order of the Board of Directors

/s/ John Saunders
John Saunders
Chief Executive Officer

Integrated Management Information, Inc.
221 Wilcox Street, Suite A
Castle Rock, CO 80104

INFORMATION STATEMENT PURSUANT TO SCHEDULE 14C

THE ACCOMPANYING MATERIAL IS BEING SENT TO YOU FOR INFORMATION PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE APPROXIMATE DATE OF MAILING OF THIS INFORMATION STATEMENT IS OCTOBER 24, 2012.

Integrated Management Information, Inc., a Colorado corporation (hereinafter the “Company,” “we,” “us” or “our”), is sending you this Information Statement solely for the purpose of informing you, as one of our stockholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that our Board of Directors (our “Board”) has previously approved, and the holders of a majority of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”) have previously executed an Action by Written Consent of Stockholders in Lieu of a Special Meeting approving an amendment to our Articles of Incorporation (our “Articles of Incorporation”) to change our name from “Integrated Management Information, Inc.” to “Where Food Comes From, Inc.” No vote or other action is requested or required on your part.

BRIEF QUESTIONS AND ANSWERS REGARDING THE PROPOSED NAME CHANGE

Q1: What actions were taken by the Action by Written Consent of the Stockholders in lieu of a Special Meeting?

A1: Pursuant to the Action by Written Consent of the Stockholders in lieu of a Special Meeting, our stockholders holding at least a majority of the issued and outstanding shares of our Common Stock approved an amendment to our Articles of Incorporation to change our name from “Integrated Management Information, Inc.” to “Where Food Comes From, Inc.” (the “Name Change Amendment”). Additional information regarding the Name Change Amendment is set forth below in the section entitled “Approval of Name Change Amendment.”

Q2: How many shares of Common Stock were voted in favor of the Name Change Amendment?

A2: The approval of the Name Change Amendment by the written consent of our stockholders requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of August 14, 2012 (the “Record Date”). As of the Record Date, 21,118,699 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. The holders of 12,854,591 shares of our Common Stock, representing approximately 61% of the shares entitled to vote on the Record Date, executed the Action by Written Consent of the Stockholders in Lieu of a Special Meeting. Consequently, no additional votes are required to approve the Name Change Amendment.

Q3: Why is the Company amending its Articles of Incorporation through a stockholder written consent in lieu of holding a stockholder meeting?

A3: Under the Colorado Revised Statutes, our Articles of Incorporation and our bylaws, stockholder actions may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient to approve and adopt the Name Change Amendment. The Company is not required to solicit the vote of any additional stockholders to effect the Name Change Amendment. The Company is, however, obligated by federal securities laws to provide this Information Statement to you in connection with the Name Change Amendment.

Q4: Has the Board approved the name change.

A4: Yes. The Board approved the name change on August 1, 2012.

Q5: When will the Name Change Amendment be effective?

A5: In accordance with federal securities laws, the proposed name change cannot be effected until at least 20 calendar days following the mailing of this Information Statement to our stockholders. The Name Change Amendment will become legally effective on the date it is filed with the Secretary of State of Colorado, which we anticipate to be on or around November 15, 2012.

Q6: Am I entitled to dissenter’s rights in connection with the name change?

A6: No. The Colorado Revised Statutes do not provide for dissenter’s rights with respect to the Name Change Amendment.

APPROVAL OF NAME CHANGE AMENDMENT

Our Board and a majority of the holders of our Common Stock have approved an amendment to our Articles of Incorporation to change our name from “Integrated Management Information, Inc.” to “Where Food Comes From, Inc.” The name change is being effected because our Board believes that the new name will better reflect the Company’s brand strategy and to raise awareness in the investor community.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth the number and percentage of shares of our Common Stock owned as of August 14, 2012, by the following persons: (i) stockholders known to us who own 5% or more of our outstanding shares, (ii) each of our executive officers and directors, and (iii) our executive officers and directors as a group. As of August 14, 2012, there were 21,118,699 shares of our Common Stock outstanding.

Name and Address	Number of Shares		Percentage Ownership
Michael D. Smith	2,562,896	(1)	11.4%
3310 I-40 West, Suite 100, Amarillo, TX 79102

John and Leann Saunders	7,758,809	(2), (3), (4)	34.6%
Pete Lapaseotes	589,043	(2), (5)	2.6%
Adam Larson	138,333	(2), (5)	*
Dr. Gary Smith	63,333	(2), (6)	*
Robert VanSchoick	13,333	(2), (5)	*
Dannette Henning	53,333	(2), (7)	*
All officers and directors as a group (7 persons)	8,616,184		38.5%

(1)
This table is based upon information obtained from our stock records. Unless otherwise indicated in the footnotes to the above table and subject to community property laws where applicable, we believe that each stockholder named in the above table has sole or shared voting and investment power with respect to the shares indicated as beneficially owned.

(2)	The address for all persons is 221 Wilcox, Suite A, Castle Rock, CO 80104
(3)	John and Leann Saunders are husband and wife and own the shares as joint tenants.
(4)	Includes options to purchase 20,000 shares of common stock, of which 6,666 are currently exercisable.
(5)	Includes options to purchase 20,000 shares of common stock, of which 13,333 are currently exercisable.
(6)	Includes options to purchase 10,000 shares of common stock, of which 3,333 are currently exercisable.
(7)	Includes options to purchase 60,000 shares of common stock, of which 53,333 are currently exercisable.

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INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO
MATTERS TO BE ACTED UPON

None of the persons who have served as our officers or directors since the beginning of our last fiscal year, or any associates of such persons, have any substantial interest, direct or indirect, in the Name Change Amendment, other than the interests held by such persons through their respective beneficial ownership of the shares of our capital stock set forth above in the section entitled “Security Ownership of Certain Beneficial Owners and Management.” None of our directors opposed the Name Change Amendment.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all related materials. Additional copies of this Information Statement may be obtained at no charge by writing us at: 221 Wilcox Street, Suite A, Castle Rock, CO 80104, Attn: Jay Pfeiffer, Investor Relations. The Information Statement is also available at: http://imiglobal.com.

MISCELLANEOUS

We file annual, quarterly and current reports, proxy statements, and registration statements with the Securities and Exchange Commission (“SEC”). These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.